[LOGO] ICM FUNDS
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                                ICM SERIES TRUST

                               -----------------

                             ICM/ISABELLE SMALL CAP
                                   VALUE FUND


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002

                                  ICM/ISABELLE
                              SMALL CAP VALUE FUND

                                TABLE OF CONTENTS

Shareholder Letter ........................................................    2

Portfolio of Investments ..................................................    8

Statement of Assets and Liabilities .......................................   11

Statement of Operations ...................................................   12

Statements of Changes in Net Assets .......................................   13

Financial Highlights ......................................................   14

Notes to Financial Statements .............................................   18

SHAREHOLDER LETTER


Dear Shareholder:

At the year's halfway point we are pleased to report another strong showing for the ICM/Isabelle Small Cap Value Fund. As most investors know, 2002 has not been a kind year for stock investors or returns. In fact, 91% of all diversified domestic stock mutual funds (as defined by Lipper, Inc.) had lost money through the first six months of the year.

We are proud to be one of the relatively few diversified domestic stock mutual funds that has posted a positive year. The ICM/Isabelle Small Cap Value Fund finished the first six months of the year up 12.86%, posting a slight decline for the trailing 12 months (-2.91%) yet averaging a return of 17.64% over the past three years and an average annual return of 7.50% since its inception on March 9, 1998.*

The Stock Market has been and continues to be treacherous. At the time of this writing, the NASDAQ Composite has lost more than 70% of its value since the peak in 2000. Most stock market benchmarks are also in negative territory for 2002 as evidenced by the Dow Jones Industrial Average -6.71%; the S&P 500 Index -13.16%; the NASDAQ Composite -24.84%; and the Russell 2000 small company stock index -4.70%.

In early 2001 we mailed a letter to financial planners titled "Welcome Back to Small Caps" which presented our view that the stock market had changed and it may be prudent to take a look at small company stock mutual funds. As equity markets are cyclical, those that recognized the peak of the large-cap, momentum/growth, indexation and sector selection themes of the late 1990s in favor of funds such as ours have generally been well rewarded.

As an asset class many small company stocks have performed well. Recently though there has been an open question as to whether small cap stocks' period of cyclical dominance may be over. We believe the recent rally for the asset class may be at its mid-point with plenty of time left to play. It is true, small caps rebounding as they did were considered "easy money" but a second tailwind has the potential to develop as the economy gathers strength. Historically, a recovering economy is led by small caps during the early phases of an economic upturn. Such companies are generally more flexible and can much more easily respond to changing conditions than their larger brethren. As credit eases- not rates, but credit, these companies should be able to access capital as they seek to grow. Accordingly, we believe that as an asset class, small company stocks are well positioned and as such your Fund will potentially benefit from a favorable small cap environment as well as individual stock selections.

As we suggested, at year-end, the market has changed. The after-math that we talked about so long ago has finally arrived. Most of the over-valuation in the market has, we think, been finally wrung out. But do not get excited that it will soon be back to business as usual. Human nature is such that we tend to push things too far in either direction, up, or down. And after every storm there is a period of calm, when nature appears to collect herself, making a transition in preparation for the next phase of weather.

This storm has been a severe one, despite the suggestion that the recession has been mild. The damage done to the confidence of investors with regard to having faith in reported results and the infrastructure, which is responsible for them, has been deep. We think an extended period of consolidation will be needed before the foundation is rebuilt and we can again look into the future.

That is sobering. The good news is that throughout this volatile period your Fund continues to go about its business by selecting individual stocks for their long-term economic merit. A process which we believe has performed quite satisfactorily. Moreover, the period of "reconstruction" we see ahead should be an opportune one for funds such as yours. The tide is "out" so to speak but that will only highlight the work that we do regarding stock selection.

To reiterate, we are encouraged by the progress we have made during the first half of 2002 and continue to uncover some extraordinary values. A few examples of the values that have benefited the Fund over the past six months include:

SILVERSTREAM SOFTWARE (NASDAQ: SSSW; 1.7% of net assets) - We were pleased when Novell, Inc. announced its $9.00 a share buy-out offer for portfolio company SilverStream Software (SSSW) making it one of our best performing stocks for the second quarter. SilverStream is a once high-flying developer of Internet related software whose stock price had drifted over the past two years close to its cash per share level. We recognized early the downside protection that the company's cash offered combined with the economic value that the company's products presented. The Fund had a $5.25 per share average cost.

iDine Rewards Network (AMEX: IRN; 4.5% of net assets) - We have held iDine Reward Network, formerly Transmedia, for some time now with little to show for it, until recently. Through the Internet, technology has finally caught up with iDine's concept of providing restaurant financing, which is recovered as patronage rises. For their part, the diners benefit from the discounts to their meal check. Further, iDine can and is leveraging the concept to corporate travel & entertainment programs, airlines, and hotels. The stock has moved from $3.98 at the beginning of the year to $11.50 on June 30th.

Graphic Packaging International (NYSE: GPK; 3.9% of net assets) - This is an example of a company operating in a cyclical industry that, with its future in doubt, took decisive if painful actions to bolster its balance sheet and streamline its operations. This process has been completed and with the flexible packaging market slowly showing signs of improvement, operating results have improved significantly. Essentially given-up for dead, this company's stock has appreciated by 90.7% over the past 6 months from just under $5 a share to $9.05.

We realize that the equities market has made it difficult for investors to remain confident in any short-term potential of improving share prices. Market pundits and journalists have continued to remind investors that "a long-term time horizon" is needed and that investors must continue to invest by "dollar-cost averaging into investments" over a long period of time. These points have been repeated so frequently that many investors have now become skeptical of this wisdom. Such wisdom is embodied nevertheless in our two-to-three year time horizon and finds support from a well-known economist and respected investor of the previous century, John Maynard Keynes:

          "VERY FEW AMERICAN INVESTORS BUY ANY STOCK FOR THE SAKE OF SOMETHING WHICH IS GOING TO HAPPEN MORE THAN SIX MONTHS HENCE, EVEN THOUGH ITS PROBABILITY IS EXCEEDINGLY HIGH; AND IT IS OUT OF TAKING ADVANTAGE OF THIS PSYCHOLOGICAL PECULIARITY OF THEIRS THAT THE MOST MONEY IS MADE."

We believe that the prospects for small cap value stocks never seem to appear brighter than when the economy is pulling out of a recession. Low interest rates, operating flexibility and a renewed interest in valuations have served our sector well in the past. Furthermore, we anticipate an increase in take-over activity as companies begin to search for added capacity and as has been borne out in the past our approach to investing often serves-up perfect acquisition targets.

We remain focused on and committed to our investment approach: maintain a long-term horizon, seek to buy companies that are selling at a discount to their economic value and seek to be fully invested. We will continue to search for capable companies that others have over-looked, ignored, or given-up on, and purchase them at favorable prices.

Thank you for your continued trust and confidence in the ICM/Isabelle Small Cap Value Fund.



/S/  WARREN J. ISABELLE

Warren J. Isabelle, CFA
President

--------------

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. RETURNS SHOWN ARE FOR THE FUND'S INVESTMENT SHARE CLASS; RETURNS FOR OTHER SHARE CLASSES WILL VARY. FOR MORE CURRENT PERFORMANCE PLEASE CALL (800) 472-6114.

`    INVESTMENTS  IN SMALLER  COMPANIES  GENERALLY  CARRY  GREATER  RISK THAN IS
     CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER PRODUCT LINES, LIMITED FINANCIAL RESOURCES, AND LESS DEPTH IN MANAGEMENT.

     THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTING THE MARKET CAP WEIGHTED PERFORMANCE OF APPROXIMATELY 5,000 DOMESTIC COMMON STOCKS. THE DOW JONES INDUSTRIAL AVERAGE CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE.

     LIPPER, INC. IS AN INDEPENDENT MUTUAL FUND RESEARCH AND RATING SERVICE.

     THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND MANAGER AS OF JUNE 30, 2002 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S INVESTMENT METHODOLOGY AND DO NOT CONSTITUTE INVESTMENT ADVICE. (08/02).

ICM/ISABELLE SMALL CAP VALUE FUND
INVESTMENT CLASS

ILLUSTRATION OF $10,000 INVESTMENT*

The  graph  below  compares  the  change  in  value  of a  hypothetical  $10,000 investment in the ICM/Isabelle Small Cap Value Fund Investment Class since inception with the performance of the Russell 2000(r) Index. The values for the ICM/Isabelle Small Cap Value Fund and the Russell 2000(r) Index include reinvested dividends. The Russell 2000(r) Index is composed of the 2,000 smallest stocks in the Russell 3000(r) Index, a market weighted index of the 3,000 largest U.S. publicly traded companies. The Fund is professionally managed while the Index is unmanaged and not available for investment.



AVERAGE ANNUAL RETURN FOR THE
PERIOD ENDING 6/30/02

     ONE YEAR..................(2.91)%
     THREE YEAR................17.64%
     INCEPTION................. 7.50%


ICM/Isabelle Small Cap Value Fund                      $13,658
Russell 2000 Index                                     $10,608




* PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ICM/ISABELLE SMALL CAP VALUE FUND
INSTITUTIONAL CLASS

ILLUSTRATION OF $10,000 INVESTMENT*

The graph below compares the change in value of a hypothetical $10,000 investment in the ICM/Isabelle Small Cap Value Fund Institutional Class since inception with the performance of the Russell 2000(r) Index. The values for the ICM/Isabelle Small Cap Value Fund and the Russell 2000(r) Index include reinvested dividends. The Russell 2000(r) Index is composed of the 2,000 smallest stocks in the Russell 3000(r) Index, a market weighted index of the 3,000 largest U.S. publicly traded companies. The Fund is professionally managed while the Index is unmanaged and not available for investment.




AVERAGE ANNUAL RETURN FOR THE
PERIOD ENDING 6/30/02

     ONE YEAR..................(2.32)%
     THREE YEAR................18.05%
     INCEPTION................. 7.90%


ICM/Isabelle Small Cap Value Fund                      $13,820
Russell 2000 Index                                     $10,245



* PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

                                                                        Market
     Shares         Security                                            Value
     ------         --------                                            -----

                 COMMON STOCK - 97.40%

                 CONSUMER DISCRETIONARY - 5.49%
     147,400     4Kids Entertainment, Inc. +                        $  2,981,902
     353,200     InterTAN, Inc. +                                      3,938,180
     440,471     Wickes, Inc. +ss.                                       766,420
                                                                    ------------
                                                                       7,686,502
                                                                    ------------

                 CONSUMER STAPLES - 2.36%
     172,400     Oneida Ltd.                                           3,301,460
                                                                    ------------

                 ENERGY - 4.73%
     492,800     Mission Resources Corp. +                               690,363
     190,400     Southwestern Energy Co. +                             2,890,272
     391,400     Tesoro Petroleum Corp. +                              3,033,350
                                                                    ------------
                                                                       6,613,985
                                                                    ------------

                 FINANCIALS - 4.54%
     551,700     iDine Rewards Network, Inc. +                         6,344,550
                                                                    ------------

                 HEALTH CARE - 10.98%
   1,126,800     ARIAD Pharmaceuticals, Inc. +                         4,687,488
     132,500     EPIX Medical, Inc. +                                  1,397,875
     869,200     PRAECIS Pharmaceuticals, Inc. +                       3,024,816
      89,500     Scios, Inc. +                                         2,739,595
     284,200     United Therapeutics Corp. +                           3,512,712
                                                                    ------------
                                                                      15,362,486
                                                                    ------------

                 INDUSTRIALS - 18.00%
   1,048,000     DT Industries, Inc. +ss.3,668,000
     203,100     GenCorp, Inc.                                         2,904,330
     340,300     GSI Lumonics, Inc. +                                  2,620,310
     255,300     JLG Industries, Inc.                                  3,581,859
      44,700     NACCO Industries, Inc. - Class A                      2,597,070
     135,600     RTI International Metals +                            1,647,540
     159,950     Sypris Solutions, Inc. +                              2,914,289
     275,200     Transpro, Inc. +                                      1,720,000
     131,300     Woodhead Industries, Inc.                             2,250,482
      38,000     York International Corp.                              1,284,020
                                                                    ------------
                                                                      25,187,900
                                                                    ------------


    The accompanying notes are an integrap part of the financial statements.



                                        8




ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED) (CONTINUED)


                                                                        Market
     Shares         Security                                            Value
     ------         --------                                            -----

INFORMATION TECHNOLOGY - 18.63%
     299,500     Elite Information Group, Inc. +                    $  2,980,025
      72,500     EMS Technologies, Inc. +                              1,500,025
     401,800     MagneTek, Inc. +                                      3,977,820
     225,900     Pioneer Standard Electronics, Inc.                    2,347,101
     106,800     Progress Software Corp. +                             1,576,261
     566,000     Signal Technology Corp. +ss.                          5,314,740
     263,600     SilverStream Software, Inc. +                         2,356,584
     210,600     Skyworks Solutions, Inc. +                            1,168,830
     106,700     Technitrol, Inc.                                      2,486,110
     487,600     Viewpoint Corp. +                                     2,350,232
                                                                    ------------
                                                                      26,057,728
                                                                    ------------

                 MATERIALS - 29.44%
     438,454     AK Steel Holding Corp. +                              5,616,596
     281,600     Castle (AM) & Co.                                     3,514,368
     572,700     Commonwealth Industries, Inc.                         4,117,713
     515,500     Crompton Corp.                                        6,572,625
     605,300     Graphic Packaging International Corp. +               5,477,965
     358,500     Material Sciences Corp. +                             5,026,170
     514,600     PolyOne Corp.                                         5,789,250
      30,700     Shaw Group, Inc. +                                      942,490
     241,900     Terra Nitrogen Co., LP +                              1,415,115
     224,400     Wausau-Mosinee Paper Corp.                            2,704,020
                                                                    ------------
                                                                      41,176,312
                                                                    ------------

                 OTHER - 0.98%
     471,900     Westaff, Inc. +                                       1,368,510
                                                                    ------------

                 TRANSPORTATION - 2.25%
     964,200     Consolidated Freightways Corp. +                      3,152,934
                                                                    ------------

                 TOTAL COMMON STOCK (COST - $122,729,771)           $136,252,367
                                                                    ============


    The accompanying notes are an integrap part of the financial statements.

                                        9



ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED) (CONTINUED)

                                                                        Market
 Principal            Security                                          Value
 ---------            --------                                          -----

                 SHORT-TERM INVESTMENT - 1.45%

                 REPURCHASE AGREEMENT - 1.45%
  $2,035,003     Fifth Third Bank, 1.87%, dated 06/28/02,
                 matures 07/01/02, repurchase price $2,035,320
                 (collateralized by US Government Securities)
                 (Cost - $2,035,003)                                $  2,035,003
                                                                    ------------


                 TOTAL INVESTMENTS (COST - $124,764,774) * - 98.85% $138,287,370

                 CASH AND OTHER ASSETS NET OF LIABILITIES - 1.15%      1,612,139

                 NET ASSETS - 100.00%                               $139,899,509
                                                                    ============

--------------

     +    Non-income producing security.
     ss. Investment held by Fund representing 5% or more of the outstanding voting stock of such Company.
     * Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:
                 Gross unrealized appreciation .................   $ 28,510,622
                 Gross unrealized depreciation .................    (14,988,026)
                                                                   ------------
                 Net unrealized appreciation ...................   $ 13,522,596
                                                                   ============



    The accompanying notes are an integral part of the financial statements.


ICM/Isabelle Small Cap Value Fund
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
        Investments in securities at market value
                (cost $124,764,774) (Note 1)                         $138,287,370
        Receivable from administrator (Note 3)                              1,065
        Receivable from distributor (Notes 3 & 4)                           1,620
        Receivable for securities sold                                    429,057
        Receivable for fund shares sold                                 2,249,019
        Interest, dividends, and other receivables                          1,594
        Prepaid expenses                                                   31,284
        Organization costs, net of amortization (Note 1)                    8,250
                                                                     ------------
                TOTAL ASSETS                                          141,009,259
                                                                     ------------

LIABILITIES:
        Payable for securities purchased                                  856,900
        Payable to custodian (Note 3)                                       9,398
        Payable to advisor (Note 3)                                       110,914
        Payable to transfer agent (Note 3)                                 26,686
        Other accrued expenses                                            105,852
                                                                     ------------
                TOTAL LIABILITIES                                       1,109,750
                                                                     ------------
NET ASSETS                                                           $139,899,509
                                                                     ============

INVESTMENT CLASS SHARES (Note 1):
        Net     Assets  (unlimited  shares of  $0.001  par  beneficial  interest authorized; 8,111,048 shares outstanding) $108,204,296
                                                                     ============

        Net asset value, offering and redemption price
                per Investment Class Share                           $      13.34
                                                                     ============

INSTITUTIONAL CLASS SHARES (Note 1):
        Net Assets (unlimited shares of $0.001 par beneficial
                interest authorized; 2,347,553 shares outstanding)   $ 31,695,213
                                                                     ============

        Net asset value, offering and redemption price
                per Institutional Class Share                        $      13.50
                                                                     ============

NET ASSETS CONSIST OF:
        Paid-in-Capital                                               122,061,327
        Accumulated net investment loss                                  (725,477)
        Accumulated net realized gain on investments                    5,041,063
        Net unrealized appreciation of investments                     13,522,596
                                                                     ------------
NET ASSETS                                                           $139,899,509
                                                                     ============



    The accompanying notes are an integral part of the financial statements.


ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS

                                                                              FOR THE SIX
                                                                              MONTHS ENDED
                                                                             JUNE 30, 2002
                                                                              (UNAUDITED)
                                                                              -----------
INVESTMENT INCOME:
        Dividends                                                             $    274,520
        Interest                                                                    37,189
                                                                              ------------
TOTAL INCOME                                                                       311,709
                                                                              ------------

EXPENSES
        Investment advisory fees (Note 3)                                          637,672
        Distribution fees - Investment Class (Note 4)                              120,526
        Administration fees (Note 3)                                                63,767
        Professional fees                                                           60,623
        Transfer agent fees (Note 3)                                                68,720
        Registration fees                                                           24,037
        Accounting fees (Note 3)                                                    30,996
        Printing expenses                                                            7,663
        Custodian fees (Note 3)                                                     16,875
        Trustees' fees (Note 3)                                                      5,840
        Amortization of organization costs (Note 1)                                  6,122
        Insurance expense                                                            4,781
        Miscellaneous fees                                                          37,163
                                                                              ------------
                TOTAL EXPENSES                                                   1,084,785
                        Fees waived (Notes 3 & 4)                                  (47,599)
                                                                              ------------
NET EXPENSES                                                                     1,037,186
                                                                              ------------
NET INVESTMENT LOSS                                                               (725,477)
                                                                              ------------

REALIZEDAND UNREALIZED GAIN ON INVESTMENTS
     Net realized gain on investments                                            5,365,220
     Net change in unrealized appreciation of investments                        8,579,348
                                                                              ------------
     Net realized and unrealized gain on investments                            13,944,568
                                                                              ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                                     $ 13,219,091
                                                                              ============


    The accompanying notes are an integral part of the financial statements


ICM/Isabelle Small Cap Value Fund
Statements of Changes in Net Assets

                                                        FOR THE SIX
                                                        MONTHS ENDED    FOR THE YEAR
                                                       JUNE 30, 2002       ENDED
                                                        (UNAUDITED)   DECEMBER 31, 2001
                                                        -----------   -----------------

OPERATIONS
        Net investment loss                           $    (725,477)   $    (671,048)
        Net realized gain on investments                  5,365,220        1,609,863
        Net change in unrealized appreciation
        of investments                                    8,579,348        4,488,648
                                                      -------------    -------------

        Net increase in net assets
        resulting from operations                        13,219,091        5,427,463
                                                      -------------    -------------


CAPITAL SHARE TRANSACTIONS:
        Proceeds from shares subscribed:
                Investment Class                        112,171,361      118,969,512
                Institutional Class                      28,871,704       16,734,492
        Redemption of shares
                Investment Class                        (99,206,348)    (113,263,404)
                Institutional Class                     (30,043,979)     (14,531,828)
                                                      -------------    -------------

        Increase in net assets derived
                from capital share transactions (a)      11,792,738        7,908,772
                                                      -------------    -------------

                TOTAL INCREASE
                IN NET ASSETS                            25,011,829       13,336,235
                                                      -------------    -------------

NET ASSETS:
        Beginning of period                             114,887,680      101,551,445
                                                      -------------    -------------
        End of period (including accumulated net
        investment loss of $725,477 and
        $0, respectively)                             $ 139,899,509    $ 114,887,680
                                                      =============    =============

        (a) Transactions in capital stock were:
                                Investment Class
                Shares sold                               8,713,865       10,376,864
                Shares redeemed                          (7,826,508)     (10,086,103)
                                                      -------------    -------------

        Net Increase in shares outstanding                  887,357          290,761
                                                      =============    =============

        Institutional Class
                Shares sold                               2,164,750        1,397,064
                Shares redeemed                          (2,286,523)      (1,328,341)
                                                      -------------    -------------

        Net Increase (Decrease)
        in shares outstanding                              (121,773)          68,723
                                                      =============    =============

    The accompanying notes are an integral part of the financial statements.


ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period indicated.

                                                            INVESTMENT CLASS  INVESTMENT CLASS
                                                            ----------------  ----------------

                                                           FOR THE SIX MONTHS   FOR THE YEAR
                                                                  ENDED             ENDED
                                                              JUNE 30, 2002      DECEMBER 31,
                                                               (UNAUDITED)           2001
                                                               -----------           ----

NET ASSET VALUE, BEGINNING OF PERIOD                          $     11.82        $    10.87
                                                              -----------        ----------

        Increase (decrease) from investment operations:
        Net investment loss                                         (0.07)            (0.08)
        Net gains (losses) on investments
                (both realized and unrealized)                       1.59              1.03
                                                              -----------        ----------
        Net increase (decrease) from
        investment operations                                        1.52              0.95
                                                              -----------        ----------
        Less distributions from net
        realized gains                                               --                --
                                                              -----------        ----------

NET ASSET VALUE, END OF PERIOD                                $     13.34        $    11.82
                                                              ===========        ==========


TOTAL RETURN ***                                                    12.86%             8.74%
RATIOS/SUPPLEMENTAL DATA
        Net assets, end of period (in 000s)                   $   108,204        $   85,386
        Ratio of expenses to average net assets:
                Before waivers and/or reimbursements                 1.77%(1)          1.74%(2)
                After waivers and/or reimbursements                  1.69%(1)          1.74%(1)
        Ratio of net investment loss to average net assets:
                Before waivers and/or reimbursements                (1.28%)(1)        (0.61%)(2)
                After waivers and/or reimbursements                 (1.20%)(1)        (0.61%)(2)
        Portfolio turnover rate                                     27.05%            43.16%


-------------
       *  Based on  average  shares  outstanding.
      **  Commencement  of  investment operations.
     *** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total returns for periods less than one year are not annualized.
     1    Annualized.
     2    There were no waivers or reimbursements by the Advisor.


    The accompanying notes are an integral part of the financial statements.


ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)




INVESTMENT CLASS        INVESTMENT CLASS    INVESTMENT CLASS
----------------        ----------------    ----------------

FOR THE YEAR              FOR THE YEAR       FOR THE PERIOD
    ENDED                    ENDED           MARCH 9, 1998**
 DECEMBER 31,             DECEMBER 31,    THROUGH DECEMBER 31,
     2000                    1999                 1998
     ----                    ----                 ----

$      10.33            $       6.91         $      10.00
------------            ------------         ------------



       (0.05)                  (0.12)*              (0.04)

        0.84                    3.54*               (3.05)
------------            ------------         ------------

        0.79                    3.42                (3.09)
------------            ------------         ------------

       (0.25)                --                   --
------------            ------------         ------------

$      10.87            $      10.33         $       6.91
============            ============         ============

        7.73%                  49.49%              (30.90%)

$     75,327            $      9,993         $      1,660

        1.82%(2)                4.79%                8.81%(1)
        1.81%(2)                1.95%                1.95%(1)

       (0.44%)(2)              (4.23%)              (7.99%)(1)
       (0.43%)(2)              (1.39%)              (1.13%)(1)
       53.91%                  84.30%               21.43%


    The accompanying notes are an integral part of the financial statements.


ICM/Isabelle Small Cap Value Fund
Financial Highlights (Continued)

THE  TABLE  BELOW  SETS  FORTH  FINANCIAL  DATA FOR ONE SHARE OF  CAPITAL  STOCK
OUTSTANDING THROUGHOUT EACH PERIOD INDICATED.

                                                             INSTITUTIONAL CLASS INSTITUTIONAL CLASS

                                                             FOR THE SIX MONTHS  FOR THE YEAR
                                                                    ENDED            ENDED
                                                               JUNE 30, 2002      DECEMBER 31,
                                                                 (UNAUDITED)          2001

NET ASSET VALUE, BEGINNING OF PERIOD                          $       11.95     $       10.92
                                                              -------------     -------------


        Increase (decrease) from investment operations:
        Net investment loss                                           (0.06)            (0.05)
        Net gains (losses) on investments
                (both realized and unrealized)                         1.61              1.08
                                                              -------------     -------------

        NET INCREASE (DECREASE) FROM
        INVESTMENT OPERATIONS                                          1.55              1.03
                                                              -------------     -------------

        Less distributions from net
        realized gains                                              --                --
NET REALIZED GAIN ON INVESTMENTS                                    --                --

NET ASSET VALUE, END OF PERIOD                                $       13.50     $       11.95
                                                              =============     =============


TOTAL RETURN ***                                                      12.97%             9.43%
RATIOS/SUPPLEMENTAL DATA
        Net assets, end of period (in 000s)                   $      31,695     $      29,502
        Ratio of expenses to average net assets:
                Before waivers and/or reimbursements                   1.48%(1)          1.49%(2)
                After waivers and/or reimbursements                    1.44%(1)          1.49%(2)
        Ratio of net investment loss to average net assets:
                Before waivers and/or reimbursements                  (0.98%)(1)        (0.36%)(2)
                After waivers and/or reimbursements                   (0.94%)(1)        (0.36%)(2)
        Portfolio turnover rate                                       27.05%            43.16%

----------
       *  Based on  average  shares  outstanding.
      **  Commencement  of  investment operations.
     *** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total returns for periods less than one year are not annualized.
     1    Annualized.
     2    There were no waivers or reimbursements by the Advisor.


    The accompanying notes are an integral part of the financial statements.


ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)


INSTITUTIONAL CLASS    INSTITUTIONAL CLASS  INSTITUTIONAL CLASS
-------------------    -------------------  -------------------

FOR THE YEAR              FOR THE YEAR         FOR THE PERIOD
    ENDED                    ENDED            MARCH 27, 1998**
 DECEMBER 31,             DECEMBER 31,      THROUGH DECEMBER 31,
     2000                     1999                1998
     ----                     ----                ----

$       10.36            $       6.92         $      10.00
-------------            ------------         ------------



        (0.02)                  (0.10)*              (0.04)

         0.83                    3.54*               (3.04)
-------------            ------------         ------------

         0.81                    3.44                (3.08)
-------------            ------------         ------------


        (0.25)                --                   --

$       10.92            $      10.36         $       6.92
=============            ============         ============

         7.90%                  49.71%              (30.80%)

$      26,225           $       7,448        $       3,734

         1.57%(2)                4.54%                8.56%(1)
         1.56%(2)                1.70%                1.70%(1)

        (0.18%)(2)              (4.14%)              (7.74%)(1)
        (0.17%)(2)              (1.30%)              (0.88%)(1)
        53.91%                  84.30%               21.43%

    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
ICM/Isabelle Small Cap Value Fund (the "Fund"), is a series of the ICM Series Trust (the "Trust"), which was organized as a Massachusetts business trust pursuant to a trust agreement dated November 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers two classes of shares, Investment Class shares and Institutional Class shares (collectively, the "Shares"), each of which has equal rights as to class and voting privileges. The Investment Class has exclusive voting rights with respect to its distribution plan pursuant to Rule 12b-1 ("12b-1 Plan") and is subject to 12b-1 Plan expenses. The Fund commenced operations on March 9, 1998 (March 27, 1998 for the Institutional Class). The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     A. SECURITY VALUATION. Investments in securities are valued at the last reported sales price on the national securities exchange or national securities market on which such securities are primarily traded, on the last business day of the period. Unlisted securities or listed securities, in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost plus accrued interest, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Trustees.

     B. INVESTMENT INCOME AND SECURITIES TRANSACTIONS. Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED) (CONTINUED)

     purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

     C. NET ASSET VALUE PER SHARE. Net Asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its total assets, less liabilities attributable to that class, by the number of outstanding shares of that class. The net asset value of the classes may differ because of different fees and expenses charged to each class.

     D. ORGANIZATION COSTS. Organization costs are amortized on a straight-line basis over five years from commencement of operations. If any of the original shares are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized organizational costs as of the date of redemption. The pro rata shares will be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

     E. FEDERAL INCOME TAXES. The Trust intends to continue to qualify each year as a regulated investment company by complying with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies including, among other things, distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules.

     F. INCOME AND EXPENSES. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based on the proportion of net assets of each class at the beginning of that day.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED) (CONTINUED)

     G. REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. The Fund will also require the financial institution to maintain collateral at all times with a value equal to the amount the Fund paid for the securities. In the event of default, the Fund may have difficulties disposing of such securities.

     H. DISTRIBUTIONS TO SHAREHOLDERS. The Fund will distribute substantially all of its net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

     I. USE OF ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, aggregated $41,080,018 and $32,637,451 respectively, for the period ended June 30, 2002.

NOTE 3 - ADVISORY FEES, SERVICING FEES, AND OTHER TRANSACTIONS WITH
         RELATED PARTIES
INVESTMENT ADVISER - Ironwood Capital Management, LLC ("ICM") serves as the investment advisor for the Fund pursuant to an investment advisory agreement (the "Agreement"). Under the terms of the Agreement, ICM receives a fee from the Fund, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. Pursuant of the terms of the Agreement, ICM is obligated for as long as the

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED) (CONTINued)


Agreement remains in effect, to limit total Fund expenses, including its investment advisory fee, to 1.95% of the average daily net assets annually for the Investment Class and 1.70% of the average daily net assets annually for the Institutional Class, and to waive such fees and reimburse expenses to the extent that they exceed these amounts. For the period ended June 30, 2002, no advisory fees were waived nor other expenses reimbursed by ICM.

ADMINISTRATOR - The Fund's administrator is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an annual fee from the Fund equal to 0.10% of the average daily net assets of the Fund, up to $180 million in assets. With respect to assets in excess of $180 million, the fee is 0.05% of the average daily net assets of the Fund.

TRANSFER AGENT - The Fund's transfer agent is Forum Shareholder Services, LLC ("FSS"). For its services, the Transfer Agent receives a base fee from the Fund equal to $12,000 per year per Fund class, plus certain shareholder account and Internet related fees, as well as out of pocket and related expenses. FSS has agreed to completely waive its base fee for the fiscal year ending December 31, 2002. For the period ended June 30, 2002, fees of $12,000 were waived.

In addition, the Fund has entered into separate servicing and operating agreements with Charles Schwab & Co., Inc. ("Schwab") and Fidelity Brokerage Services, Inc. ("FBS"), whereby Schwab and FBS make shares of the Fund available to their clients in exchange for a servicing fee. For the six months ended June 30, 2002 the Fund paid $19,016 and $13,173 to Schwab and FBS, respectively. These amounts are included as part of the Transfer Agency fees on the statement of operations. Fees in the amount of $9,200 were paid indirectly by FBS.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distri-

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED) (CONTINUED)



bution services and no sales commissions. FFS may enter into arrangements with various financial institutions through which investors may purchase or redeem Shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of Shares.

OTHER SERVICE PROVIDERS - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives a fee, per month, of $2,333 for up to $25 million in assets, $4,000 for $25-50 million in assets, and $4,666 for assets in excess of $50 million. For each additional share class above one, the fee is $500 per month. The additional surcharge for the Fund with more than 200 security positions is $1,000 per month.

The custodian, Fifth Third Bank, has agreed to compensate the Fund and decrease custody fees for interest on any cash balances left uninvested. For the period ended June 30, 2002, the Fund's custodian expenses were reduced by $3,400, which are disclosed as fees paid indirectly on the accompanying statement of operations.

No officer, trustee or employee of ICM, or FAdS, or any affiliate thereof, receives any compensation from the Trust for serving as a Trustee or officer of the Trust. The Trust pays each unaffiliated Trustee an annual fee of $2,000 for their services, plus $500 for their attendance at board and committee meetings. The Trust also reimburses each unaffiliated Trustee for travel and out-of-pocket expenses related to the attendance at such meetings.

NOTE 4 - DISTRIBUTION PLAN
The Trustees of the Fund have adopted a 12b-1 Plan with respect to the Investment Class shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, which permits the Fund to pay certain expenses associated with the distribution of its Investment Class shares. Under the 12b-1 Plan, FFS is reimbursed by the Fund, at a fee calculated at an annual

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED) (CONTINUED)



rate of up to 0.25% of the value of the average annual net assets attributable to the Investment Class shares for distribution expenses borne, or paid to others, by FFS. For the period ended June 30, 2002, the Fund incurred $120,526 in distribution costs for Investment Class shares. Of that amount, FFS paid indirectly, costs of $22,999.

NOTE 5 - AFFILIATED COMPANIES
The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the companies' outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of June 30, 2002:

                                                      MARKET
AFFILIATES                  PURCHASES     SALES       VALUE
----------                  ---------     -----       -----

BNS Co.                   $     --     $  399,716   $   --*
DT Industries, Inc.        1,261,633         --      3,668,000
Signal Technology Corp.      437,024         --      5,314,740
Wickes, Inc.                    --         48,904      766,420
                          ----------   ----------   ----------
                          $1,698,657   $   48,904   $9,749,160
                          ==========   ==========   ==========


---------
* Effective February 14, 2002, the Fund no longer held BNS Co.

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


                        IRONWOOD CAPITAL MANAGEMENT, LLC
                                  AND ICM FUNDS

                                THE IRONWOOD TREE
  is a small, hardy tree, which yields a very useful and solid wood.  Patiently, these trees remain under the forest canopy until taller neighbors fall.
             Once given the opportunity, the Ironwood grows quickly
      to reach its full potential. We believe this imagery is appropriate for our firm as well as our investment style.

                        IRONWOOD CAPITAL MANAGEMENT, LLC,
        the investment manager of the ICM/Isabelle Small Cap Value Fund, is an independent investment management firm specializing
                     in investing in small company stocks.

                                ICM Series Trust
                               Two Portland Square
                               Portland, ME 04101
                                 1-800-472-6114

--------------------------------------------------------------------------------

There are risks associated with investing in funds of this type that invest in stocks of small-sized companies, which tend to be more volatile and less liquid than stocks of larger companies. Past Fund performance is not indicative of future results.

This information is not authorized for distribution unless accompanied or preceded by a current prospectus.

DISTRIBUTOR: FORUM FUND SERVICES, LLC

FOR ACCOUNT INFORMATION AND PRICES, CALL 1-800-472-6114 BETWEEN THE HOURS OF 9:00 A.M. AND 5:00 P.M. (EASTERN TIME), MONDAY THROUGH FRIDAY.